Exhibit 10.2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A

REQUEST FOR CONFIDENTIAL TREATMENT

OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION

WORK ORDER # (PES-20100901-LA) Amendment #1 Between:
Encana Oil & Gas (USA) Inc., “Encana” 14001 Dallas Parkway, Suite 1100 Dallas, Texas 75240 Contact: Geoff VanRy Phone: 214-723-7406 Email: geoff.vanry@encana.com	And	Contractor: Platinum Energy Solutions, Inc. (“Contractor”) Address: 2100 West Loop South, Suite 1601 Houston, TX 77027 Contact: Milburn Ducote Phone:713-590-2820 Email: mducote1@gmail.com

THIS WORK ORDER IS SUBJECT TO THE TERMS AND CONDITIONS OF AN EXISTING

MASTER SERVICE AGREEMENT:

THE PARTIES AGREE THAT THIS WORK ORDER SHALL BE INCORPORATED INTO AND MADE A PART OF THAT CERTAIN MASTER SERVICE AGREEMENT BETWEEN THE PARTIES, DATED SEPTEMBER 1, 2010 (the “MSA”) NOTWITHSTANDING SECTION 21 OF THE MSA. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS WORK ORDER, AS AMENDED, AND THE MSA, THE TERMS OF THIS WORK ORDER SHALL CONTROL. THE AGREEMENT TERMS CONTAINED HEREIN, TOGETHER WITH THE MASTER SERVICE AGREEMENT AND ANY ATTACHMENTS THERETO SHALL FORM THE PROVISIONS OF THE ENTIRE AGREEMENT. ENCANA AND CONTRACTOR MAY EACH ALSO BE REFERRED TO HEREIN AS A “PARTY” OR COLLECTIVELY AS THE “PARTIES”.

SCOPE OF WORK AND TERMS AND CONDITIONS OF WORK ORDER

Encana and Contractor entered into that certain Work Order # PES-20100901-LA dated September 1, 2010 (the “Original Work Order”). The parties now desire to amend the Original Work Order as follows:

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

1. Section A of the Original Work Order is hereby deleted in its entirety and replaced with the following:

A. SCOPE OF WORK	Contractor will provide, upon Encana’s request, the labor, supervision, equipment, transportation, and other incidentals necessary to safely provide products & services as more fully described in Exhibit A, hereinafter referred to as “Work,” in accordance with the procedures and rules implemented by Encana on various well sites located in Encana’s Mid-Continent Business Unit (as depicted in the map attached hereto as Exhibit G) in Louisiana and Texas, in the other business units in Colorado and Wyoming, and any other geographic areas designated by Encana in writing and operated by Encana. Contractor shall comply with all applicable environmental and safety laws and regulations, the MSA, the Prepayment Agreement executed by the Parties on September 1, 2010 (the “Prepayment Agreement”), and Encana’s rules, practices and policies as described on Encana’s website, http://www.Encana.com/contractor/expectationspractices/#usa and in the Contractor Expectations Manual.

2. Section B of the Original Work Order is hereby deleted in its entirety and replaced with the following:

B. TERM	This Work Order shall be effective as of September 1, 2010 (the “Effective Date”), and subject to Section F, shall terminate at 12:00 AM on October 15, 2012 (the “Term”) and is renewable upon mutual agreement of the Parties in increments of one Contract Year (as hereinafter defined) for up to 4 additional Contract Years. A “Contract Year” is defined as 365 consecutive Days (as hereinafter defined) (or 366 consecutive Days if the Contract Year includes a leap year (February 29)) beginning on the Effective Date and each of the anniversaries thereafter. A “Month” means a period beginning at 9:00 a.m. Central Time on the first Day of the calendar Month and ending at 9:00 a.m. Central Time on the first Day of the next succeeding calendar Month. A “Day” is a period of 24 consecutive hours, beginning at 9:00 am Central time on any calendar Day.

Contractor will use the period of time from the Effective Date through October 14, 2011 (the “Mobilization Period”) to create the Initial Fleet (as defined in Exhibit A).

Contractor will use the period of time from the Initial Delivery Date (as defined in Exhibit A) through the end of the Term to perform Services (as defined in Exhibit A) upon request by Encana (the “Service Period”).

3. Section F(1)(b)(ii) of the Original Work Order is hereby deleted in its entirety and replaced with the following:

(ii) Encana may enter into a reasonable contract with a third party fracturing services company to provide the Services and Key Commodities meant to be provided by either the Initial Fleet or the Additional Fleet, provided however, that Encana may still choose to exercise its rights under

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Section F(1)(b)(i) at its discretion. Contractor will be responsible for *% of the difference between the Services Charges and costs of Key Commodities and the respective charges Encana incurs from said third party for such Services and Key Commodities (or the equivalent thereto). In addition, Contractor will pay Encana $* per Month until the earlier of the date Contractor cures the Late Delivery Default or the date Encana exercises its rights under Section F(1)(b)(i).

4. Section F(2)(a)(i) of the Original Work Order is hereby deleted in its entirety and replaced with the following:

(i) Contractor is unable to achieve completion of * Stages (as defined in Exhibit A) within the last 30 Days of the first 90 Days of the Service Period;

5. Section F(2)(a)(ii) of the Original Work Order is hereby deleted in its entirety and replaced with the following:

(ii) Contractor is unable to maintain the completion of a monthly average of:

(1) * Stages over a rolling 3 Month period during the Service Period, if Contractor is performing 24 Hour Operations (as defined hereinafter); or

(2) * Stages over a rolling 3 Month period during the Service Period, if Contractor is performing Extended Daylight Operations (as defined hereinafter);

6. Section H to the Original Work is hereby deleted in its entirety and replaced with the following:

H. ENTIRE AGREEMENT	The MSA, the Prepayment Agreement, and this Work Order, including any amendments to said documents, constitute the entire agreement between the Parties on the subject matter referred to herein and supersede all prior negotiations, agreements, discussion and correspondence. In the event of a conflict between the terms of this Work Order and the MSA, the terms of this Work Order shall control. In the event of a conflict between the terms of the Prepayment Agreement and the MSA or the Work Order, the terms of the Prepayment Agreement will control.

7. The Original Work Order is hereby amended to include the following:

I. NOT PENALTY	It is expressly agreed that the amounts set forth in Section F(1)(b)(ii) do not constitute a penalty and that the Parties, having negotiated in good faith for such specific amounts and having agreed that such amounts are reasonable in light of the anticipated harm caused by a Late Delivery Default and the difficulties of proof of loss and inconvenience or nonfeasibility of obtaining any adequate remedy, are estopped from contesting the enforceability of such payments.

J. NO VIOLATION	Encana hereby acknowledges that Contractor’s lenders will be granted a security interest in the equipment necessary to create the Initial

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Fleet and the Additional Fleet. Encana hereby agrees that such liens shall not constitute a violation of Section 8(b) of the MSA.

8. Section 2.2(a)(i) of Exhibit A to the Original Work Order is hereby deleted in its entirety and replaced with the following:

(i) Twenty-two 2,500 HHP SPM-SD Quintuplex pumps;

9. Section 2.2(c) of Exhibit A to the Original Work Order is hereby deleted in its entirety and replaced with the following:

(c) the personnel necessary for Contractor to perform Services under this agreement, whether Contractor is performing Extended Daylight Operations (as hereinafter defined) or 24 Hour Operations (as hereinafter defined).

10. Section 2.3 of Exhibit A to the Original Work Order is hereby deleted in its entirety and replaced with the following:

2.3 Additional Fleet: The “Additional Fleet” will consist of eight 2,500 HHP SPM –SD Quintuplex pumps.

11. Section 2.4 of Exhibit A to the Original Work Order is hereby deleted in its entirety and replaced with the following:

2.4 Delivery of the Fleets: The Initial Fleet will be ready to perform Services for Encana and will be delivered by Contractor to a location determined by Encana on or before October 15, 2011 (the “Initial Delivery Date”). The Additional Fleet will be ready to perform Services for Encana and will be delivered by Contractor to a location determined by Encana on or before October 15, 2011 (the “Additional Delivery Date”). Contractor shall provide Encana with weekly written reports on the delivery status of the Initial Fleet and the Additional Fleet until said fleets are ready to perform Services for Encana and have been delivered to locations determined by Encana.

12. Exhibit A to the Original Work Order is hereby amended to include the following:

2.6 Extended Fleet Moves: If Encana requests that Contractor move the Fleets to perform Services in a geographic area more than 200 miles from Contractor’s yard in Longview, Texas, Encana shall provide Contractor with 60 Days written notice prior to the date Contractor must perform Services in such new geographic area and shall reimburse Contractor its relocation costs incurred plus *%. The written notice will also set forth whether Encana desires Contractor to provide Key Commodities during the performance of Services in such new geographic area.

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

13. Section 3.1 of Exhibit A to the Original Work Order is hereby deleted in its entirety and replaced with the following:

3.1 Fracturing Services: Contractor will use its Fleets to perform fracturing and pump down operations on natural gas wells designated by Encana in order to complete Stages (as hereinafter defined) (the “Fracturing Services”).

(a) If Contractor is performing Fracturing Services by operating 14 hours each Day, said operations will be called “Extended Daylight Operations”.

(b) If Contractor is performing Fracturing Services by operating 24 hours each Day, said operations will be called “24 Hour Operations”.

(c) Contractor will begin performing Fracturing Services during the Service Period by performing Extended Daylight Operations.

(d) Whether Contractor performs Extended Daylight Operations or 24 Hour Operations is subject to Encana’s sole discretion, provided however:

(i) If Contractor is failing to perform 24 Hour Operations to Encana’s reasonable satisfaction, Encana will provide Contractor with 7 Days written notice to address the problems to Encana’s reasonable satisfaction and if Contractor fails to correct said problems within such 7 Day period, Encana may switch Contractor to Extended Daylight Operations upon written notice;

(ii) If Contractor experiences an OSHA recordable incident or a reportable spill while performing 24 Hour Operations, Encana may switch Contractor to Extended Daylight Operations upon written notice; or

(iii) That, except as stated in Sections 3.1(d)(i) and 3.1(d)(ii) above, Encana provides Contractor with 60 Days written notice before changing the manner in which Contractor performs Fracturing Services.

(e) If Encana changes the manner in which Contractor performs Fracturing Services pursuant to Section 3.1(d)(iii), said change will be scheduled to take place on the first Day of a Month, unless agreed otherwise by the Parties in writing.

14. Section 3.5 of Exhibit A to the Original Work Order is hereby deleted in its entirety and replaced with the following:

3.5 Charges for Services: Contractor has set a price for each Stage it completes pursuant to Extended Daylight Operations in Exhibit C and pursuant to 24 Hour Operations in Exhibit D attached hereto (collectively, the “Service Charges”). The Service Charges compensate Contractor for all Services it performs under this Agreement, including, but not limited to: Fracturing Services, mobilization and demobilization of equipment, setting up equipment, and testing equipment. The Service Charges do not include:

(a) Those costs associated with the Key Commodities set forth in Exhibit D attached hereto;

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

(b) Additional Pump Down Charges;

(c) Extended Hours Charges; and

(d) Compensatory Stages (as hereinafter defined).

15. The introductory sentence to Section 3.6 and Section 3.6(a) of Exhibit A to the Original Work Order are hereby deleted in its entirety and replaced with the following:

3.6 Key Commodities: The commodities identified in Exhibit F constitute “Key Commodities” under this Work Order.

(a) All Key Commodities will be supplied by Encana, provided however, that Encana may request that Contractor supply specific Key Commodities upon 30 Days notice. In the event that Encana requests Key Commodities from Contractor, Contractor will provide Encana with a written price sheet for the same and said prices will constitute the “Key Commodities Baseline”. Contractor will also provide Encana with all supporting documentation necessary to demonstrate the costs Contractor incurs for said Key Commodities. The prices that Contractor charges for Key Commodities will be the cost of said Key Commodities plus *%. Contractor will not charge Encana any other fees for Key Commodities or the handling thereof regardless of who supplies said Key Commodities. Encana’s request for a price sheet under this Section 3.6 will not obligate Encana to purchase Key Commodities from Contractor.

16. Section 3.7 of Exhibit A to the Original Work Order is hereby deleted in its entirety and replaced with the following:

3.7 Self Supply of Key Commodities: If Contractor is providing Encana with Key Commodities, Contractor will immediately report any potential supply issues for Key Commodities to Encana in writing. In the event that Contractor is unable to provide an adequate supply of Key Commodities, in Encana’s sole discretion, or is unable to maintain pricing of Key Commodities considered to be cost efficient to Encana, in its sole discretion, Encana may exercise the right to supply said Key Commodities upon written notice to Contractor. Notwithstanding the foregoing in this Section 3.7, Encana may also cease purchasing Key Commodities from Contractor upon 30 Days written notice, with or without cause.

17. The first sentence in Section 3.8 of Exhibit A to the Original Work Order is hereby deleted in its entirety and replaced with the following:

If Contractor is ready to perform Services and it is incurring downtime as a result of Encana’s failure to meet the responsibilities listed in Section 4.1 of Exhibit A, a re-location pursuant to Section 2.6 of Exhibit A, problems with Encana supplied equipment, or due to a wellbore issue of a particular natural gas well, excluding events of Force Majeure (as hereinafter defined), that downtime will be tracked by the Parties as “Encana Downtime” and said Encana Downtime will be rounded to the nearest hour.

18. The last sentence in Section 3.8 of Exhibit A to the Original Work Order is hereby deleted in its entirety and replaced with the following:

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Contractor will not be entitled to invoice Encana for Compensatory Stages if: (1) Contractor completes * Stages or more in a given Month while performing 24 Hour Operations; or (2) Contractor completes * Stages or more in a given Month while performing Extended Daylight Operations.

19. Exhibit A to the Original Work Order is hereby amended to include the following:

3.9 Quarterly Statement. Contractor will send Encana a statement, within 15 days after the conclusion of each Service Quarter (as hereafter defined) setting forth: (i) the Stages completed in each Month of the Service Quarter; and (ii) the number of Compensatory Stages, if any, Contractor has calculated to be due in each such Month. If Contractor has, in any Months during the Service Quarter, completed more than the minimum number of Stages set forth in the last paragraph of Section 3.8 for the applicable type of Operations, such excess will be set off against any Compensatory Stages due during the Service Quarter and Encana will only owe the difference, if any. “Service Quarter” means each three Month period beginning on the first Day of the first calendar Month after Services begin. Any Days on which Services are performed before the first Day of the first Month will be attributed to the first Month.

3.10 Discount Schedule: The Service Charges will be discounted according to the schedule attached hereto as Exhibit E for: (1) the first * Stages Contractor completes in a given Month while performing 24 Hour Operations; and (2) the first * Stages Contractor completes in a given Month while performing Extended Daylight Operations.

3.11 Suspension of Performance: Encana may elect to suspend Contractor’s performance under this Work Order for a specific period of time (the “Suspension Period”) upon 30 Days written notice (a “Suspension”), provided however, that said Suspension will not affect Encana’s obligation to pay Contractor for Compensatory Stages during the Suspension Period and Contractor will remain obligated to credit Encana according to Sections 2.1 and 2.2 of the Prepayment Agreement during the same.

3.12 Third Party Stages: In the event that a Suspension occurs or in the event that Contractor is unable to perform for extended periods of time due to Encana Downtime (a “Downtime Period”), the Parties will seek opportunities for Contractor to perform services for third parties during said Suspension Period or Downtime Period. Contractor will not agree to perform services for a third party pursuant to this Section 3.11 without Encana’s prior written approval and Contractor will provide Encana with all supporting documentation necessary to demonstrate the service charges Contractor will receive from said third party. Contractor will credit Encana with one Stage for each stage it completes for said third party during a Suspension Period or Downtime Period (a “Third Party Stage”). In the event that the service charges Contractor receives from a third party for a Third Party Stage exceed $*, Contractor will credit Encana with *% of the difference between $* and the service charge received by Contractor. In the event that the service charges Contractor receives from a third party for a Third Party Stage do not meet or exceed $*, Encana will pay Contractor *% of the difference between $* and the service charge received by Contractor.

20. Section 4.2(c) of Exhibit A to the Original Work Order is hereby deleted in its entirety.

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

21. Exhibit B to the Original Work Order is hereby amended and is attached as Exhibit B hereto.

22. Exhibit C to the Original Work Order is hereby deleted in its entirety and replaced with Exhibit C attached hereto.

23. Exhibit D to the Original Work Order is hereby deleted in its entirety and replaced with Exhibit D attached hereto.

24. The Original Work Order is hereby amended to include Exhibit E attached hereto.

25. The Original Work Order is hereby amended to include Exhibit F attached hereto.

26. The Original Work Order is hereby amended to include Exhibit G attached hereto.

The Original Work Order is amended to the extent provided above, and in all other respects, is confirmed and shall continue in full force and effect.

CONTRACTOR’S AUTHORIZED REPRESENTATIVE SHALL EXECUTE TWO ORIGINALS OF THIS WORK ORDER, AND RETURN TO:

Geoff VanRy

Encana Oil & Gas (USA) Inc.

14001 Dallas Parkway, Suite 1100

Dallas, Texas 75240

Contractor	Encana Oil & Gas (USA) Inc.

Signature:	/s/ J. Clarke Legler, II	Signature:	/s/ Paul Sander

By:	J. Clarke Legler, II	By:	Paul Sander

Title:	CFO	Title:	VP MCBU

Date:	1/20/11	Date:	1/20/11

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit B

Sample Job No. 1

*

*			Stage	* Volume	Planned Fracable Length:				*.
			Stage *	*	Total Stages:				* stages
Stage Design Type		1	Stage *	*	Avg. Treating Pressure:				*
					Stage Spacing:				*ft
*Volume		*			Proppant Volume:				*
					Fluid Volume:				*
					Pump Time:				*

							1	*			*
							2	*			*
							3	*			*
								Stage Total, bbl			*
klb
							*	*			*
							*	*			*
							*	*			*
							*	*			*
								Stage Total, klbs			*

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*

Total		*	*	*	*	*	*	*	*	*	*	*	*	*	*
		*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit B

Sample Job No. 2

*

*			Stage	Flush Volume	Planned Fracable Length:				* ft.
			Stage 1	*	Total Stages:				* stages
Stage Design Type		*			Avg. Treating Pressure:				*
					Stage Spacing:				*ft.
*Volume		*			Proppant Volume:				*
					Fluid Volume:				*
*Volume		*			Pump Time:				*
*Volume		*
*		*
*		*
*		*
*		*
*spacing		*

KEY ITEMS TO NOTE:							1	*			*
* of *							2	*			*
*							3	*			*
								Stage Total, bbl			*
klb
							*	*			*
							*	*			*
							*	*			*
							*	*			*
								Stage Total, klbs			*

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*

Total		*	*	*		*	*	*	*	*	*		*
		*	*	*		*	*	*	*	*	*		*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit B

Sample Job No. 3

*

* Frac Stages – Average *

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*

				*	*						*			*	*

														*	*
Totals:		bbl			gal
Water			*	*			*		* (*) – not in * – * as needed)
Sand			*				*		*– *
* mesh			*	*			*		*– * total
*			*	*

			* lbs				*

*

gal /ft
* lb/ft

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit B

Sample Job No. 4

*

[omitted in original]

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit C

Extended Daylight Price Sheet

Platinum Energy
2100 W. Loop SW
Suite 1601
Houston, TX 70027
Phone: 713-622-7731

PLATINUM ENERGY SOLUTIONS

EQUIPMENT PRICING SCHEDULE (* Hrs Operation)

EnCana Oil & Gas

Stage/Month	$/Stage	Avg $/Stage	Stage/Month	$/Stage	Avg $/Stage
*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit D

24 Hour Price Sheet

Platinum Energy
2100 W. Loop SW
Suite 1601
Houston, TX 70027
Phone: 713-622-7731

PLATINUM ENERGY SOLUTIONS

EQUIPMENT PRICING SCHEDULE (*Hrs Operation)

EnCana Oil & Gas

Stage/Month	$/Stage	Avg $/Stage	Stage/Month	$/Stage	Avg $/Stage
*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*	*	*	*

*	*	*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit E

Pressure Discount

Platinum Energy
2100 W. Loop SW
Suite 1601
Houston, TX 70027
Phone: 713-622-7731

PLATINUM ENERGY SOLUTIONS

Pressure Discounts
Pressure Discounts	$/stage Discount
*	*

*	*

*	*

*	*

*	*

*	*

*	*

*	*

*	*

*	*

*	*

*	*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit F

Key Commodities

Proppant Materials		Units
* Proppants Cost
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
* Proppants Cost
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
* Sand Cost
*		Lbs
*		Lbs
*		Lbs
*		Lbs
Sand Cost
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs
*		Lbs

Chemical Cost
Type	Name	Units
*	*	Gal
*	*	Gal
*	*	Gal
*	*	Gal
*	*	Gal
*	*	Gal
*	*	Gal
*	*	Gal
*	*	Gal
*	*	Gal

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit G

MCBU Map

TEXAS
LOUISIANA
MISSISSIPPI
Encana Oil & Gas (USA) Inc.
Mid-Continent Business Unit

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Encana Oil & Gas (USA) Inc.

WORK ORDER # (PES-20100901-LA)

between:

Encana Oil & Gas (USA) Inc.		Contractor: Platinum Energy Solutions, Inc.
(“Encana”)		(“Contractor”)

14001 N. Dallas Parkway, Suite		Address: 2100 West Loop South, Suite 1601
1100		Houston, TX 77027

Dallas, TX 75240	and	Contact: Milburn Ducote

Contact: Amy Jackson		Phone:713-590-2820

Phone: 469-461-2351		Email: mducote1@gmail.com

Email: amy.jackson@encana.com

WORK ORDER IS SUBJECT TO THE TERMS AND CONDITIONS OF

A MASTER SERVICE AGREEMENT

THE PARTIES (AS HEREINAFTER DEFINED) AGREE THAT THIS “WORK ORDER” SHALL BE INCORPORATED INTO AND MADE A PART OF THAT CERTAIN MASTER SERVICE AGREEMENT BETWEEN THE PARTIES, DATED SEPTEMBER 1, 2010 (THE “MSA”). THE PARTIES FURTHER AGREE THAT THE TERMS AND CONDITIONS OF SAID MSA SHALL CONTROL THE WORK AUTHORIZED HEREUNDER. ENCANA AND CONTRACTOR MAY EACH ALSO BE REFERRED TO HEREIN AS A “PARTY” OR COLLECTIVELY AS THE “PARTIES”.

SCOPE OF WORK AND TERMS AND CONDITIONS OF WORK ORDER

A. SCOPE OF WORK	Contractor will provide, upon Encana’s request, the labor, supervision, equipment, transportation, and other incidentals necessary to safely provide products & services as more fully described in Exhibit A, hereinafter referred to as “Work,” in accordance with the procedures and rules implemented by Encana on various well sites located in Encana’s Mid Continent Business Unit in Louisiana and Texas, and operated by Encana. Contractor shall comply with all applicable environmental and safety laws and regulations, the MSA, the Prepayment Agreement executed by the Parties on September 1, 2010 (the “Prepayment Agreement”), and Encana’s rules, practices and policies as described on Encana’s website, http://www.Encana.com/contractor/expectationspractices/#usa and in the Contractor Expectations Manual.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

B. TERM	This Work Order shall be effective as of September 1, 2010 (the “Effective Date”), and subject to Section F, shall have a “Term” of 18 Months (as hereinafter defined) and is renewable upon mutual agreement of the Parties in 1 Contract Year (as hereinafter defined) increments for up to 4 additional Contract Years. A “Contract Year” is defined as 365 consecutive Days (as hereinafter defined) (or 366 consecutive Days if the Contract Year includes a leap year (February 29)) beginning on the Effective Date and each of the anniversaries thereafter. A “Month” means a period beginning at 9:00 a.m. Central Time on the first Day of the calendar Month and ending at 9:00 a.m. Central Time on the first Day of the next succeeding calendar Month. A “Day” is a period of 24 consecutive hours, beginning at 9:00 am Central time on any calendar Day.

Contractor will use the period of time from the Effective Date through February 28, 2011 (the “Mobilization Period”) to create the Initial Fleet (as defined in Exhibit A).

Contractor will use the period of time from the Initial Delivery Date (as defined in Exhibit A) through the end of the Term to perform Services (as defined in Exhibit A) upon request by Encana (the “Service Period”).

C. COMPENSATION	Compensation for Work furnished under this Work Order shall be as set forth in Exhibit A.

D. PAYMENT TERMS	Invoices shall be submitted electronically using ADP Inc.’s “OpenInvoice” system. Invoices shall be submitted each week and payment will be net 15 business Days from the date of receipt of invoice with a *% discount for payments made within 5 business Days of receipt of invoice. Encana may, at its discretion, require Contractor to have its subcontractors submit invoices that shall be separately paid by Encana. All invoices must be submitted to Encana no later than three (3) Months after the Month during which Contractor furnished the Work reflected in the invoice.

E. DELIVERY OF GOODS	Contractor shall be fully responsible for the safe delivery and retrieval of all goods and Services used in connection with the Work with the exception of Key Commodities (as defined in Exhibit A) if provided by Encana as described in Section 3.7 of Exhibit A.

F. DEFAULT AND TERMINATION	(1) Late Delivery Default:

(a) A “Late Delivery Default” under this Work Order means any of the following:

(i) Contractor is unable to deliver the Initial Fleet in a condition that is ready to perform Services by the Initial Delivery Date; and

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

(ii) Contractor is unable to deliver the Additional Fleet (as defined in Exhibit A) in a condition that is ready to perform Services by the Additional Delivery Date (as defined in Exhibit A).

(b) If a Late Delivery Default occurs, then Encana will have the following remedies:

(i) Encana may terminate this Work Order upon 30 Days written notice; or

(ii) Encana may enter into a reasonable contract with a third party fracturing services company to provide the Services and Key Commodities meant to be provided by either the Initial Fleet or the Additional Fleet, provided however, that Encana may still choose to exercise its rights under Section F(1)(b)(i) at its discretion. Contractor will be responsible for *% of the difference between the Services Charges and costs of Key Commodities and the respective charges Encana incurs from said third party for such Services and Key Commodities (or the equivalent thereto).

(2) Other Events of Default:

(a) A Default” under this Work Order means any of the following:

(i) Contractor is unable to achieve completion of * Stages (as defined in Exhibit A) within the last 30 Days of the first 90 Days of the Service Period;

(ii) Contractor is unable to maintain the completion of a monthly average of * Stages over a rolling 3 Month period during the Service Period;

(iii) Contractor fails to report all incidents, including, but not limited to, spills, releases and near hits to Encana in timely manner. Contractor will report any such incidents to Encana within 24 hours from the time of occurrence.

(iv) If Contractor has 2 or more OSHA recordable incidents or 1 reportable spill in any Month (the “Incidents”), Contractor will provide Encana with a corrective action report outlining the root cause of the Incidents and a corrective action plan within 1 week of notification of the problem. Contractor will then have 7 Days to address the problems outlined in the corrective action plan to Encana’s satisfaction. Contractor’s failure to timely provide a corrective action plan or correct such deficiencies within the correction period will be grounds for termination by Encana;

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

(v) If Encana brings recurring service quality issues to Contractor’s attention, Contractor will provide Encana with a corrective action report outlining the root cause of the issues and a corrective action plan within 2 weeks of notification of the problem. Contractor will then have 30 Days to address the problems outlined in the corrective action plan to Encana’s satisfaction. Contractor’s failure to timely provide a corrective action report or corrective action plan or to correct such deficiencies within the correction period will be grounds for termination by Encana; and

(vi) Contractor fails to follow its safe work policies, practices, standards, or Encana’s instructions or violates any applicable laws, rules, regulations, permits, or authorizations or Encana’s safety rules, practices and policies.

(vii) Contractor fails to take appropriate action to prevent and/ or minimize adverse environmental impact(s) including, but not limited to, spills and releases.

(b) For the purposes of Sections F(2)(a)(i) and (ii), Compensatory Stages (as defined in Exhibit A) will be counted towards the number of Stages Contractor is required to complete.

(c) If a Default occurs, then Encana may terminate this Work Order upon 30 Days written notice.

(3) Consequences of Termination:

In the event this Work Order is terminated pursuant to Section F(1)(b)(i) or Section F(2)(c), Contractor will be paid for any Work furnished to Encana prior to and including the effective date of the termination of this Work Order at the rates set forth in Exhibit A less any offsets Encana is entitled to under the MSA or the Prepayment Agreement. Contractor will not be entitled to any other payment on account of such termination, such as claims for damages, loss of anticipated profits, or otherwise.

(4) Conflict:

In the event of a conflict between the terms of the MSA and this Section F of the Work Order, the terms of Section F will control.

G. AUDIT	Encana will have the right at any reasonable time to inspect and audit Contractor’s records related to the Services and Key Commodities (as defined in Exhibit A). If errors are found in billings or payments, the Parties will promptly adjust and correct the errors.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

H. ENTIRE AGREEMENT	The MSA referenced above, the Prepayment Agreement and this Work Order, including any amendments to said documents, constitute the entire agreement between the Parties on the subject matter referred to herein and supersede all prior negotiations, agreements, discussion and correspondence. Except for Section F of this Work Order and Section 5.1 of Exhibit A, in the event of a conflict between the terms of this Work Order and the MSA, the terms of the MSA shall control. In the event of a conflict between the terms of the Prepayment Agreement and the MSA or the Work Order, the terms of the prepayment Agreement wilt control.

This Work Order may not be changed orally, but may be changed only by a written instrument signed by the parties. which will specify any changes to the original Work Order.

CONTRACTOR’S AUTHORIZED REPRESENTATIVE SHALL EXECUTE TWO ORIGINALS OF THIS WORK ORDER, AND RETURN TO:

Amy Jackson

Encana Oil & Gas (USA) Inc.

14001 N. Dallas Parkway, Suite 1100

Dallas, TX 75240

CONTRACTOR: Platinum Energy Solutions, Inc.		Encana Oil & Gas (USA) Inc.

Signature:	/s/ Milburn Ducote	Signature:	/s/ Tim Blackwood

By:	Milburn Ducote	By:	Tim Blackwood for Jeff Wojahn

Title:	President	Title:	President

Date:	9/30/2010	Date:	10/8/2010

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

EXHIBIT A

SCOPE OF WORK AND COMPENSATION

ARTICLE I. WORK

1.1 Work: “Work” is defined as Services (as hereinafter defined) performed by Contractor pursuant to the terms of the Work Order and Key Commodities (as hereinafter defined) provided by Contractor during the performance of Services.

ARTICLE II. CONTRACTOR’S INITIAL OBLIGATIONS

2.1 Fracturing Services Fleets: Beginning on the Effective Date, Contractor will acquire the equipment and personnel necessary to create the fracturing services fleets (the “Fleets”). The Fleets will consist of the Initial Fleet (as hereinafter defined) and the Additional Fleet (as hereinafter defined).

2.2 Initial Fleet: The “Initial Fleet” will consist of:

(a)	the equipment listed as follows:

(i)	Twenty 2,500 HHP SPM —SD Quintuplex pumps;

(ii)	Two 120 barrel per minute Condor Blenders with split stream (proppant deliverability: 20,000 pounds per minute per blender);

(iii)	One liquid additive van (eight chemical pump unit);

(iv)	One hydration unit;

(v)	One lab van;

(vi)	One tire truck with replacement tires;

(vii)	One data van with satellite link;

(viii)	Six to eight 3,600 to 4,000 cubic feet sand masters;

(ix)	Two frac manifolds or missile;

(x)	One crane;

(xi)	Three iron trailers;

(xii)	One mechanic truck with extra parts and supplies;

(xiii)	Three chemical transports or trailers; and

(xiv)	Crew transportation and trucks.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

(b)	The equipment supplied by the Contractor will provide a pumping capability of 100 barrels per minute at 15,000 pounds per square inch treating pressure. Contractor will not be required to perform Fracturing Services that exceed the capabilities and specifications of this equipment.

(c)	the following personnel based on 24-hour operations:

(i)	1 General manager: In charge of managing a specific frac region: profit & loss, cost analysis, business plan, balance sheets, cash flow, capital expenditure and budgeting. Experience 40+ years;

(ii)	1 District manager: In charge of managing a specific frac district: profit & loss, cost analysis, business plan, balance sheets, cash flow, capital expenditure and budgeting. Experience 15+ years;

(iii)	1 District engineer: Responsible for post job engineering for district area including pricing, design. Experience 5-10 years;

(iv)	1 Field engineer: Responsible for technical back-up on location, data records, re-design of frac job on location if needed. See data van field engineers. Experience 5-10 years;

(v)	1 Safety and environmental manager: Responsible for fracturing operation to follow all safety protocol and environmental standards for state of Texas and Louisiana. Experience 20+ years;

(vi)	1 Department of Transportation (“DOT”) Clerk: Responsible for meeting DOT regulation and permits for all equipment. Experience 5+ years;

(vii)	1 Purchasing agent: Responsible for coordinating proppant and chemical delivery, inventory, pricing structure and transportation to location. Experience 5-10 years;

(viii)	3 Accounting clerks: Responsible for accounts payable and receivable to corporate head quarters. Experience 4+ years;

(ix)	3 District operation coordinators: Responsible for managing personnel on and off fracturing jobs, making sure all chemicals and proppant(s) needed are on location for each job, hiring of personnel, all operational issues. Experience 8-10 years;

(x)	3 On site supervisor/service supervisors: In charge of entire operation (personnel, equipment) while on location (treatment van or data van) Experience 10-15 years;

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

(xi)	3 Field or district engineers: Responsible for technical back-up (re-design job on location if needed), record of job data (treatment van or data van). Experience 5-10 years;

(xii)	6 Equipment operators: Remotely operates Frac Pumps / Blenders (treatment van or data van). Experience 8-10 years;

(xiii)	3 Field service supervisors: In charge of all operation (moving from Location to location and rig-up and rig-down) outside of Treatment Van Vehicle, “TMV”, and answer only to site supervisor. Experience 15+ years;

(xiv)	2 Blender operators: Responsible for operating blenders and maintenance. See equipment operator data van. Experience 15+ years;

(xv)	4 Chemical add operators: Responsible for operations of liquid additive van and maintenance. Experience 5+ years;

(xvi)	3 Hydration unit operators: Responsible for operation of hydration unit and maintenance. Experience 5+ years:

(xvii)	8 Sand masters operators: Responsible for operation of sand masters unit and maintenance. Experience 5+ years;

(xviii)	6 Mechanics: Responsible of maintaining and repair all motorized vehicles with the assistance of equipment operators. Experience (5+ years);

(xix)	3 Lab technicians: Responsible for making sure all chemicals meet frac design quality control and assurance: polymers, cross-linked, water quality, acid, mixing of chemicals, testing and etc. Experience 5+ years;

(xx)	3 Electronic technicians: Responsible for maintaining all electronic equipment on location (located in TMV). Experience 6+ years;

(xxi)	10 Equipment operators: Responsible for packing pumps, fuel levels, oilers, man tire truck and maintenance performed between fracturing stages. Experience 5+ years;

(xxii)	10 Equipment operators: Responsible for rig-up and rig-down of equipment and moving equipment from location to location with assistance of other equipment operators normally found on location during fracturing operation. Experience 5+ years; and

(xxiii)	2 On site safety and environmental support: Make sure all protocol for safety and environmental are met during frac operation on client location. Experience 7+ years.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

2.3 Additional Fleet: The “Additional Fleet” will consist of ten 2,500 HHP SPM —SD Quintuplex pumps.

2.4 Delivery of the Fleets: The Initial Fleet will be ready to perform Services for Encana and will be delivered by Contractor to a location determined by Encana on or before March 1, 2011 (the “Initial Delivery Date”). The Additional Fleet will be ready to perform Services for Encana and will be delivered by Contractor to a location determined by Encana on or before May 1, 2011 (the “Additional Delivery Date”).

2.5 Performance of Services: Upon execution of a work order by the Parties for a particular natural gas well or wells, Contractor will use its Fleets to perform the fracturing, pump down operations, pressure pumping, and other services described therein (the “Services”) on behalf of Encana. The Services will generally be performed by Contractor in the manner described in Exhibit B attached hereto.

ARTICLE III. SERVICES

3.1 Fracturing Services: Contractor will use its Fleets to perform fracturing and pump down operations on natural gas wells designated by Encana in order to complete Stages (as hereinafter defined) (the “Fracturing Services”).

3.2 Stages: A “Stage” is defined as a set of fractures created by Contractor in an Encana designated interval of a wellbore designed to be performed in a continuous operation and in accordance with the design specifications provided by Encana for that natural gas well.

3.3 Extended Hours: Any Stage that requires more than 4 Pump Hours (as hereinafter defined) to complete will incur an “Extended Hours Charge” in the amount of $* for each Pump Hour performed by Contractor in excess of 4 Pump Hours except to the extent such additional Pump Hours are caused by Contractor. A “Pump Hour” is defined as 60 minutes of operation by Contractor’s pumps in the performance of Fracturing Services.

3.4 Additional Pump Downs: Any Stage that requires more than 1 Pump Down (as hereinafter defined) to complete will incur an “Additional Pump Down Charge” in the amount of $* for each additional Pump Down. A “Pump Down” is defined as an operation required to convey a plug and/or gun to a depth specified by Encana.

3.5 Charges for Services: Contractor has set a price for each Stage it completes in Exhibit C attached hereto (“the Service Charges”). The Service Charges compensate Contractor for all Services it performs under this Agreement, including, but not limited to: Fracturing Services, mobilization and demobilization of equipment, setting up equipment, and testing equipment. The Service Charges do not include:

(a)	Those costs associated with the Key Commodities set forth in Exhibit D attached hereto;

(b)	Additional Pump Down Charges;

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

(c)	Extended Flours Charges; and

(d)	Compensatory Stages (as hereinafter defined).

3.6 Key Commodities: The commodities identified in Exhibit D constitute “Key Commodities” under this Work Order.

(a)	The prices in Exhibit D will be updated 30 Days prior to the Initial Delivery Date (the “Key Commodities Baseline”).

(b)	Contractor will track its costs for Key Commodities each Contract Quarter (as hereinafter defined) and determine its monthly average for said costs. A “Contract Quarter” is defined as a period of 90 consecutive Days beginning on the initial Delivery Date and thereafter on the first Day after the end of the previous Contract Quarter. In the event that the monthly average of the costs for particular Key Commodities increase or decrease more than * % from the Key Commodities Baseline in a given Contract Quarter, the Parties will review the cost trends at a Management Meeting (as hereinafter defined) and agree on the appropriate price adjustment for the effected Key Commodities. The agreed upon price adjustment for said Key Commodities will begin on the fifteenth Day of the subsequent Contract Quarter and the adjusted prices will become the new Key Commodities Baseline for the effected Key Commodities.

(c)	In the event that the monthly average of the costs for particular Key Commodities increase or decrease more than *% from the Key Commodities Baseline in a given Contract Quarter, the Parties will immediately review the cost trends and agree on the appropriate price adjustment for the effected Key Commodities. The agreed upon price adjustment for said Key Commodities will begin on the next Day in that Contract Quarter and the adjusted prices will become the new Key Commodities Baseline for the effected Key Commodities.

(d)	The Parties will conduct quarterly management meetings (the “Management Meeting(s)”) to review the pricing of Key Commodities and discuss proposed adjustments. The Management Meetings will occur on a Contract Quarter basis and will be held within 15 Days following the end of the previous Contract Quarter.

(e)	Contractor will provide Encana with all supporting documentation necessary for the Parties to review any pricing adjustments for Key Commodities.

3.7 Self Supply of Key Commodities: Contractor will immediately report any potential supply issues for Key Commodities to Encana in writing. In the event that Contractor is unable to provide an adequate supply of Key Commodities, in Encana’s sole discretion, or is unable to maintain pricing of Key Commodities considered to be cost efficient to Encana, in its sole discretion, Encana reserves the right to supply said Key Commodities. If Encana supplies

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Contractor with Key Commodities, Contractor will charge Encana a handling fee of no more than *% or Encana’s costs for said Key Commodities.

3.8 Compensatory Stages: If Contractor is ready to perform Services and it is incurring downtime as a result of Encana’s failure to meet the responsibilities listed in Section 4.1 of Exhibit A, problems with Encana supplied equipment, or due to a wellbore issue of a particular natural gas well, excluding events of Force Majeure (as hereinafter defined), that downtime will be tracked by the Parties as “Encana Downtime” and said Encana Downtime will be rounded up to the nearest hour. If Contractor is unable to perform Services and it is incurring downtime for any other reason, excluding events of Force Majeure, that downtime will be tracked by the Parties as “Contractor Downtime” and said Contractor Downtime will be rounded up to the nearest hour. Downtime will be tracked by both Parties and mutually agreed upon by both Parties on a monthly basis. If there is more Contractor Downtime than Encana Downtime in a given Month, the Parties will take no action. If there is more Encana Downtime than Contractor Downtime in a given Month, the difference between the two kinds of downtime will be recorded by the Parties as “Compensatory Hours”. The number of hours of Compensatory Hours will be converted into an equivalent number of Stages using the following formula:

Encana Downtime — Contractor Downtime = Compensatory Hours

Compensatory Hours / 24 = “Compensatory Days”

Stages completed by Contractor in a given Month/(Days in said Month – Compensatory Days) = “Average Stages”

Average Stages x Compensatory Days =          Stages (the “Compensatory Stages”)

The following is an example calculation using the above formula:

120 — 60 = 60 Compensatory Hours

60 / 24 = 2.5 Compensatory Days

* / (*— *) = * Average Stages

* x * = * Compensatory Stages

Rounded Compensatory Stages = *

The Compensatory Stages will be considered Stages for the purposes of this Work Order and will be charged to Encana at the same Service Charges as the equivalent Stages. Compensatory Stages will be rounded to the nearest whole number. Contractor will not be entitled to invoice Encana for Compensatory Stages if Contractor completes * Stages or more in a given Month.

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

ARTICLE IV. ENCANA’S OBLIGATIONS

4.1 Obligations During the Service Period: During the Service Period and any extensions thereof, Encana will be responsible for providing the following to Contractor:

(a)	Reasonable access to well site pads and locations for the purpose of performing the Services;

(b)	A water supply sufficient to perform the Services; and

(c)	Well site supervision.

4.2 Compensation: In exchange for the provision of Services by Contractor, Encana agrees to pay Contractor for:

(a)	Any Service Charges, Extended Hours Charges, or Additional Pump Down Charges incurred by Encana for Services performed by Contractor under this Agreement;

(b)	Key Commodities based on the amount of the Key Commodities used by Contractor while performing Fracturing Services, if those Key Commodities are provided by Contractor;

(c)	The handling fee described in Section 3.5 herein for any Key Commodities used by Contractor while performing Fracturing Services, if those Key Commodities are provided by Encana; and

(d)	Any Service Charges attributable to Compensatory Stages under Section 3.8 of Exhibit A.

ARTICLE V. MISCELLANEOUS

5.1 Force Majeure: If any Party is rendered unable, wholly or in part by force majeure, to carry out its obligations under this Agreement, other than any obligation to make any money payments or the obligations under Section 2.4 of Exhibit A (which obligations will never be extended or suspended due to force majeure), such Party must give to the other Parties prompt written notice of the force majeure, with reasonably full particulars, and thereupon the obligations of the Party giving the notice, so far as they are affected by the act of force majeure, will be suspended, and the running of all time periods within which certain actions must be completed will be tolled, during, but not longer, than the continuance of the force majeure, plus such reasonable further period of time, if any, required to resume the suspended operation. The affected Party must use all reasonable diligence to remove the force majeure situation as quickly as practicable; provided, that it will not be required to settle strikes, lockouts or other labor difficulty contrary to its wishes. All such difficulties are to be handled entirely within the discretion of the Party concerned. “Force Majeure” means an act of nature, strike, lock-out or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire,

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

storm, flood or other adverse weather condition, explosion, inability to obtain surface access, governmental action, governmental inaction, restraint or delay, or any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the Party claiming force majeure.

5.2 Monetary Amounts: All monetary amounts stated in this Work Order or any exhibits thereto are cited in, and must be paid in, United States dollars.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit B: Performance of Services - Sample Job Designs

ENCANA OIL & GAS									planned fracable length:			*
* Example – Standard Job				TD =		*			planned total stages:			*
7/19/10 last updated				avg TVD =		*
				FC =		*		Max Allowable Treating P =						*
bot perf	top perf	perf fr	* holes							Target Rate				*
*	*	*	*							Average Press				*
*	*	*	*	stg top to bot perf:		*				HHP				*
*	*	*	*		*	lbs/ft	* this stg
*	*	*	*		*	gal/ft	* this stg		ft between perf clusters				*
*	*	*	*
*	*	*	*
*

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*					*	*	*
*	*	*	*	*	*	*	*	*		*	*	*	*	*
*	*	*	*	*	*	*	*	*		*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*		*	*	*	*	*
*	*			*	*	*	*				*	*	*	*
*				*	*	*	*			*	*	*	*	*
	Totals			*	*	*	*				*	*	*

Sand
	*								*	*	*		All Stages Cum
	*								*	*	*		*
	*								*	*	*		*
	*								*	*	*		*
	*												*

								*		*
								*		*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit B: Performance of Services - Sample Job Designs

ENCANA OIL & GAS									planned fracable length:			*
* Example – Standard Job #1					TD =	*			planned total stages:			*
9/8/10 last updated				avg TVD =		*
				FC =		*		Max Allowable Treating P =					*
bot perf	top perf	perf fr	* holes							Target Rate			*
*	*	*	*							Average Press			*
*	*	*	*	stg top to bot perf:		*				HHP			*
*	*	*	*		*	lbs/ft	* this stg
*	*	*	*		*	gal/ft	* this stg		ft between perf clusters				*
*	*	*	*
*	*	*	*
*

*

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*					*	*	*
*	*	*	*	*	*	*	*	*		*	*	*	*	*
*	*	*	*	*	*	*	*	*		*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*		*	*	*	*	*
*	*			*	*	*	*				*	*	*	*
*				*	*	*	*				*	*	*	*
	Totals			*	*	*	*				*	*	*

Sand
	*								*	*	*		All Stages Cum
	*								*	*	*		*
	*								*	*	*		*
	*												*
*

								*		*
								*		*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit B: Performance of Services - Sample Job Designs

ENCANA OIL & GAS									planned fracable length:			*
* Example – Standard Job #2					TD =	*			planned total stages:			*
9/8/10 last updated				avg TVD =		*
				FC =		*		Max Allowable Treating P =					*
bot perf	top perf	perf fr	* holes							Target Rate			*
*	*	*	*							Average Press			*
*	*	*	*										(Due to *)
*	*	*	*	stg top to bot perf:		*				HHP			*
*	*	*	*		*	lbs/ft	* this stg
*	*	*	*		*	gal/ft	* this stg		ft between perf clusters				*
*	*	*	*
*

*

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*		*	*	*	*	*				*	*	*	* *
*				*	*	*	*				*	*	*	*
	Totals			*	*	*	*				*	*	*

Sand
	*								*	*	*		All Stages Cum
	*								*	*	*		*
	*								*	*	*		*
	*												*
*

						*				*
						*				*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit B: Performance of Services - Sample Job Designs

ENCANA OIL & GAS									planned fracable length:			*
* Example – Standard Job #3					TD =	*			planned total stages:			*
9/8/10 last updated				avg TVD =		*
				FC =		*		Max Allowable Treating P =					*
bot perf	top perf	perf fr	* holes							Target Rate			*
*	*	*	*							Average Press			*
*	*	*	*										(Due to *)
*	*	*	*	stg top to bot perf:		*				HHP			*
*	*	*	*		*	lbs/ft	* this stg
*	*	*	*		*	gal/ft	* this stg		ft between perf clusters				*
*	*	*	*
*

*

*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*					*	*	*
*	*	*	*	*	*	*	*	*		*	*	*	*	*
*	*	*	*	*	*	*	*	*		*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*		*	*	*	*	*
*	*			0	0	—	—				*	*	*	*
*				0	0	—	—				*	*	*	*
	Totals			*	*	*	*				*	*	*

Sand
	*								*	*	*		All Stages Cum
	*								*	*	*		*
	*								*	*	*		*
	*												*
*

						*				*
						*				*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit B: Performance of Services

Definition of Acronyms in Exhibit B

NLA: North Louisiana

HZ: Horizontal

TD: Total Depth

AVG: Average

TVD: Total Vertical Depth

FC: Float Collar

PBTD: Plug Back Total Depth

Lbs: Pounds

Ft: Feet

Gal: Gallon

Stg: Stage

Bot: Bottom

Perf: Perforation

SPF: Shot(s) per Foot

Max: Maximum

Treating P: Treating Pressure

BPM: Barrel per Minute

Press: Pressure

HHP: Hydraulic Horsepower

PSI: Pounds per Square Inch

Vol: Volume

PPG: Parts per Gallon

Prop: Proppant

Klb: 1000 pounds

RCS: Resin Coated Sand

ISP: Intermediate Strength Proppant

Min: Minute

Hrs: Hours

Cum: Cumulative

FR: Friction Reducer

Gpt: gallons per thousand

LGA: Linear Gel Additive

#: Pound

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit C: The Service Charges

Number of stages completed in a month	Price paid per stage completed from * and then what each additional stage after * completed costs	Average price per stage	Number of stages completed in a month	Price paid per stage completed from * and then what each additional stage after * completed costs	Average price per stage
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*	*	$*	$*
*	$*	$*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit D: Key Commodities – as of September 23, 2010

Proppant Materials		Units	Cost
* Proppants Cost
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
* Proppants Cost
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
* Sand Cost
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
Sand Cost
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
*		Lbs	$*
Chemical Cost

Type	Name	Units	Cost
*	*	Gal	$*
*	*	Gal	$*
*	*	Gal	$*
*	*	Gal	$*
*	*	Gal	$*
*	*	Gal	$*
*	*	Gal	$*
*	*	Gal	$*
*	*	Gal	$*
*	*	Gal	$*

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.